UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2025
Registrant, State or Other Jurisdiction
of Incorporation or Organization

Commission file number	Address of Principal Executive Offices, Zip Code and Telephone Number	I.R.S. Employer Identification No.

1-31447	CenterPoint Energy, Inc.			74-0694415
	(a Texas corporation) 1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-13265	CenterPoint Energy Resources Corp.			76-0511406
	(a Delaware corporation) 1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CenterPoint Energy, Inc.	Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Chicago
CenterPoint Energy Resources Corp.	6.625% Senior Notes due 2037	n/a	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.
On March 31, 2025, CenterPoint Energy Resources Corp., a Delaware corporation (“Seller”) and a wholly owned subsidiary of CenterPoint Energy, Inc. (the “Company”), completed the previously announced sale of its Louisiana and Mississippi regulated natural gas local distribution company businesses for approximately $1.2 billion, subject to certain adjustments, including adjustments based on net working capital, regulatory assets and liabilities and capital expenditures at closing (the “Transaction”), pursuant to the Asset Purchase Agreement (the “Purchase Agreement”) dated as of February 19, 2024, by and among Seller and Delta Utilities No. LA, LLC, a Delaware limited liability company (N/K/A Delta North Louisiana Gas Company, LLC), Delta Utilities S. LA, LLC, a Delaware limited liability company (N/K/A Delta South Louisiana Gas Company, LLC), Delta Utilities MS, LLC, a Delaware limited liability company (N/K/A Delta Mississippi Gas Company, LLC), and Delta Shared Services Co., LLC, a Delaware limited liability company (N/K/A Delta Energy Resources, LLC).
The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the Purchase Agreement, which was filed as Exhibit 1.1 to the Current Report on
Form 8-K
filed by Seller and the Company with the Securities and Exchange Commission on February 20, 2024, and the terms of which are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.
On April 1, 2025, the Company issued a press release announcing the completion of the Transaction. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The information furnished in Item 7.01 and Exhibit 99.1 is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press release issued by the Company on April 1, 2025.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: April 1, 2025	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: April 1, 2025	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer